UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No._)

Filed by the Registrant [X] Filed by a Party other than the Registrant [ ]

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[   ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to §240.14a-12

SOUTHERN MISSOURI BANCORP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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September 22, 2014

Dear Fellow Shareholder:

On behalf of the Board of Directors and management of Southern Missouri Bancorp, Inc., we cordially invite you to attend the 2014 Annual Meeting of Shareholders. The meeting will be held at 9:00 a.m. local time, on October 27, 2014, at the Greater Poplar Bluff Area Chamber of Commerce Building, 1111 West Pine Street, Poplar Bluff, Missouri.

The matters expected to be acted upon at the meeting are described in the attached proxy statement. A proxy card enabling you to vote without attending the meeting is enclosed. In addition, we will report on our progress during the past year.

We encourage you to attend the meeting in person. Whether or not you plan to attend, however, please read the enclosed proxy statement and then complete, sign and date the enclosed proxy and return it in the accompanying postpaid return envelope provided as promptly as possible. This will save us the additional expense in soliciting proxies and will ensure that your shares are represented at the annual meeting. In accordance with the rules of the Securities and Exchange Commission, our proxy statement, proxy card and annual report to stockholders are available on the Internet at http://www.cfpproxy.com/3463 (click button marked “Annual Report”).

Your Board of Directors and management are committed to the continued success of Southern Missouri Bancorp, Inc., and the enhancement of your investment. As President and Chief Executive Officer, I want to express my appreciation for your confidence and support.

Sincerely, /s/ Greg A. Steffens Greg A. Steffens President and Chief Executive Officer

SOUTHERN MISSOURI BANCORP, INC.
531 Vine Street
Poplar Bluff, Missouri 63901
(573) 778-1800

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held on October 27, 2014

Notice is hereby given that the annual meeting of shareholders of Southern Missouri Bancorp, Inc. will be held at the Greater Poplar Bluff Area Chamber of Commerce Building, 1111 West Pine Street, Poplar Bluff, on October 27, 2014, at 9:00 a.m. local time.

A proxy card and a proxy statement for the annual meeting are enclosed.

The annual meeting is for the purpose of considering and voting on the following proposals:

Proposal 1.	Election of three directors of Southern Missouri Bancorp, each for a term of three years;

Proposal 2.	An advisory (non-binding) vote on executive compensation, commonly referred to as a “say on pay” vote;

Proposal 3.	Approval of an amendment to the articles of incorporation of Southern Missouri Bancorp to increase the authorized number of shares of common stock from 8,000,000 to 10,000,000; and

Proposal 4.	Ratification of the appointment of BKD, LLP as Southern Missouri Bancorp’s independent auditors for the fiscal year ending June 30, 2015.

Shareholders also will transact such other business as may properly come before the annual meeting, or any adjournment or postponement thereof. As of the date of this notice, we are not aware of any other business to come before the annual meeting.

The Board of Directors has fixed the close of business on September 8, 2014, as the record date for the annual meeting. This means that shareholders of record at the close of business on that date are entitled to receive notice of and to vote at the meeting and any adjournment thereof. To ensure that your shares are represented at the meeting, please take the time to vote by signing, dating and mailing the enclosed proxy card which is solicited on behalf of the Board of Directors. The proxy will not be used if you attend and vote at the annual meeting in person. Regardless of the number of shares you own, your vote is very important. Please act today.

BY ORDER OF THE BOARD OF DIRECTORS /s/ Ronnie D. Black RONNIE D. BLACK Secretary
Poplar Bluff, Missouri

September 22, 2014

Important: The prompt return of proxies will save us the expense of further requests for proxies to ensure a quorum at the annual meeting. A pre-addressed envelope is enclosed for your convenience. No postage is required if mailed within the United States.

SOUTHERN MISSOURI BANCORP, INC.

531 Vine Street

Poplar Bluff, Missouri 63901

(573) 778-1800

IMPORTANT NOTICE:  Internet Availability of Proxy Materials

for the Stockholder Meeting To Be Held on October 27, 2014.

These proxy materials are also available to you on the Internet.
You are encouraged to review all of the information contained in the proxy materials before voting.

The Company’s Proxy Statement, Annual Report to
Stockholders and other proxy materials are available at
http://www.cfpproxy.com/3463 (click button marked “Annual Report”)

SOUTHERN MISSOURI BANCORP, INC.

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
October 27, 2014

i

COMPENSATION OF DIRECTORS	17
Director Compensation Table for 2014	18
Directors’ Retirement Agreements	18
Tax Considerations	18
Section 16(a) Beneficial Ownership Reporting Compliance	19
Business Relationships and Transactions with Executive Officers, Directors and Related Persons	19

PROPOSAL II -- ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION	19

PROPOSAL III – APPROVAL OF AN AMENDMENT TO THE ARTICLES OF INCORPORATION OF SOUTHERN MISSOURI BANCORP TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK FROM 8,000,000 TO 10,000,000	20

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS	21

RELATIONSHIP WITH INDEPENDENT AUDITORS	22
Audit Fees	23
PROPOSAL IV -- RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS	23

FINANCIAL STATEMENTS	24

SHAREHOLDER PROPOSALS	24

OTHER MATTERS	24

ii

SOUTHERN MISSOURI BANCORP, INC.
531 Vine Street
Poplar Bluff, Missouri 63901
(573) 778-1800
_________________________

PROXY STATEMENT
_________________________

ANNUAL MEETING OF SHAREHOLDERS
To be held on October 27, 2014

_________________________

Southern Missouri Bancorp, Inc.’s Board of Directors is using this proxy statement to solicit proxies from the holders of Southern Missouri Bancorp common stock for use at our annual meeting of shareholders. We are first mailing this proxy statement and the enclosed form of proxy to our shareholders on or about September 22, 2014. Certain of the information provided herein relates to Southern Bank, a wholly owned subsidiary of Southern Missouri Bancorp. Southern Bank may also be referred to from time to time as the “Bank.” References to “Southern Missouri Bancorp”, the “Company”, “we”, “us” and “our” refer to Southern Missouri Bancorp, Inc. and, as the context requires, Southern Bank.

By submitting your proxy, you authorize our Board of Directors to represent you and vote your shares at the meeting in accordance with your instructions. The Board also may vote your shares to adjourn the meeting from time to time and will be authorized to vote your shares at any adjournments or postponements of the meeting.

Southern Missouri Bancorp’s Annual Report to Shareholders for the fiscal year ended June 30, 2014, which includes Southern Missouri Bancorp’s audited financial statements, is enclosed. Although the Annual Report is being mailed to shareholders with this proxy statement, it does not constitute a part of the proxy solicitation materials and is not incorporated into this proxy statement by reference.

INFORMATION ABOUT THE ANNUAL MEETING

Time and Place of the Annual Meeting.

Our annual meeting will be held as follows:

Date:	October 27, 2014
Time:	9:00 a.m., local time
Place:	Greater Poplar Bluff Area Chamber of Commerce
1111 West Pine Street
Poplar Bluff, Missouri

Matters to be Considered at the Annual Meeting.

At the meeting, shareholders of Southern Missouri Bancorp are being asked to consider and vote upon the following proposals:

Proposal I.	Election of three directors of Southern Missouri Bancorp, for a term of three years;
Proposal II.	An advisory (non-binding) vote on executive compensation as disclosed in this proxy statement, commonly referred to as a “say on pay” vote;

Proposal III.	Approval of an amendment to the articles of incorporation of Southern Missouri Bancorp to increase the authorized number of shares of common stock from 8,000,000 to 10,000,000; and
Proposal IV.	Ratification of the appointment of BKD, LLP as Southern Missouri Bancorp’s independent auditors for the fiscal year ending June 30, 2015.

The shareholders also will transact any other business that may properly come before the annual meeting or any adjournment or postponement of the annual meeting. As of the date of this proxy statement, we are not aware of any other business to be presented for consideration at the annual meeting other than the matters described in this proxy statement.

Who is Entitled to Vote?

We have fixed the close of business on September 8, 2014, as the record date for shareholders entitled to notice of and to vote at the Southern Missouri Bancorp annual meeting. Only holders of record of Southern Missouri Bancorp common stock on that record date are entitled to notice of and to vote at the annual meeting. You are entitled to one vote for each share of Southern Missouri Bancorp common stock you own. On September 8, 2014, there were 3,686,333 shares of Southern Missouri Bancorp common stock outstanding and entitled to vote at the annual meeting.

What if My Shares are Held in “Street Name” by a Broker?

If you are the beneficial owner of shares held in “street name” by a broker, your broker, as the record holder of the shares, is required to vote the shares in accordance with your instructions. If you do not give instructions to your broker, your broker may nevertheless vote the shares with respect to “discretionary” items, but will not be permitted to vote your shares with respect to “non-discretionary” items. In the case of non-discretionary items, the shares not voted will be treated as “broker non-votes.” Whether an item is discretionary is determined by the exchange rules governing your broker. All of the items being voted on at the meeting are expected to be non-discretionary items except the vote on the ratification of the appointment of BKD, LLP.

How do I vote my 401(k) shares?

If you participate in the Southern Bank 401(k) Retirement Plan you may provide voting instructions to Capital Bank and Trust Company, the plan’s trustee, by completing and returning the voting information accompanying this proxy statement. The trustee will vote your shares in accordance with your duly executed instructions received by October 20, 2014. If you fail to sign or timely return the proxy voting instructions, the trustee will vote your shares as “abstain.”

How Many Shares Must Be Present to Hold the Meeting?

A quorum must be present at the meeting for any business to be conducted. The presence at the meeting, in person or by proxy, of at least a majority of the shares of Southern Missouri Bancorp common stock entitled to vote at the annual meeting as of the record date will constitute a quorum. Proxies received but marked as abstentions or broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

What If a Quorum Is Not Present at the Meeting?

If a quorum is not present at the scheduled time of the meeting, a majority of the shareholders present or represented by proxy may adjourn the meeting until a quorum is present. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given. An adjournment will have no effect on the business that may be conducted at the meeting.

How Do I Vote at the Annual Meeting?

Proxies are solicited to provide all shareholders of record on the voting record date an opportunity to vote on matters scheduled for the annual meeting and described in these materials. Shares of Southern Missouri Bancorp common stock can only be voted if the shareholder is present in person at the annual meeting or by proxy. To ensure your representation at the annual meeting, we recommend you vote by proxy even if you plan to attend the annual meeting. You can always change your vote at the meeting.

Voting instructions are included on your proxy card. Shares of Southern Missouri Bancorp common stock represented by properly executed proxies will be voted by the individuals named on the proxy card in accordance with the shareholder’s instructions. Where properly executed proxies are returned to Southern Missouri Bancorp with no specific instruction as to how to vote at the annual meeting, the persons named in the proxy will vote the shares “FOR” the election of each of management’s director nominees, “FOR” the advisory (non-binding) vote on executive compensation (“say on pay”), “FOR” the approval of the amendment to the articles of incorporation to increase the number of authorized shares, and “FOR” ratification of the appointment of BKD, LLP as our independent auditors for the fiscal year ending June 30, 2015. Should any other matters be properly presented at the annual meeting for action, the persons named in the enclosed proxy and acting thereunder will have the discretion to vote on these matters in accordance with their best judgment. No other matters are currently expected by the Board of Directors to be properly presented at the Annual Meeting.

You may receive more than one proxy card depending on how your shares are held. For example, you may hold some of your shares individually, some jointly with your spouse and some in trust for your children -- in which case you will receive three separate proxy cards to vote.

May I Revoke My Proxy?

You may revoke your proxy before it is voted by:

•	submitting a new proxy with a later date;
•	notifying the Corporate Secretary of Southern Missouri Bancorp in writing before the annual meeting that you have revoked your proxy; or
•	voting in person at the annual meeting.

If you plan to attend the annual meeting and wish to vote in person, we will give you a ballot at the annual meeting. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a validly executed proxy from the nominee indicating that you have the right to vote your shares.

How does the Board of Directors recommend I vote on the items to be considered at the annual meeting?

The Board of Directors recommends that you vote:

•	FOR the election of the three director nominees to the Board of Directors.
•	FOR approval of the advisory (non-binding) vote on executive compensation (“say on pay”).
•	FOR approval of the amendment to the articles of incorporation to increase the number of authorized shares.
•	FOR ratification of the appointment of BKD, LLP.

What if I do not specify how my shares are to be voted?

Registered Shareholders. If you a registered shareholder and you submit a proxy but do not indicate any voting instructions, your shares will be voted:

•	FOR the election of the three director nominees to the Board of Directors.
•	FOR approval of the advisory (non-binding) vote on executive compensation (“say on pay”).
•	FOR approval of the amendment to the articles of incorporation to increase the number of authorized shares.
•	FOR ratification of the appointment of BKD, LLP.

Holders of Shares in “Street” Name. If you hold your shares in “street” name through a broker and do not provide your broker with voting instructions, it is expected that your broker will be unable to vote your shares except on the vote to ratify the appointment of BKD, LLP. See “What if my shares are held in ‘street name’ by a broker?”

Will Any Other Business Be Conducted at the Meeting?

The Board of Directors knows of no other business that will be presented at the meeting. If any other matter properly comes before the shareholders for a vote at the meeting, the Board of Directors, as holder of your proxy, will vote your shares in accordance with its best judgment.

How Many Votes Are Required to Elect the Director Nominees?

The affirmative vote of a plurality of the votes cast at the meeting is required to elect the nominees as directors. This means that the three director nominees will be elected if they receive more affirmative votes than any other persons nominated for election. No persons have been nominated for election other than the three nominees named in this proxy statement. If you vote “Withhold” with respect to the election of any or all of the nominees, your shares will not be voted with respect to the person or persons indicated, although your shares will be counted for purposes of determining whether there is a quorum.

How Many Votes Are Required to Approve Each of the Other Items?

The affirmative vote of a majority of the votes cast on the matter is required to approve the advisory (say on pay) vote on executive compensation and the ratification of the appointment of BKD, LLP, and the affirmative vote of a majority of the shares outstanding and entitled to vote on the matter is required to approve the amendment to the articles of incorporation to increase the number of authorized shares. Shareholders may vote “FOR,” “AGAINST” or “ABSTAIN” on each of these matters. The outcome of the say on pay vote is not binding on the Board of Directors.

What Happens If a Nominee Is Unable to Stand for Election?

If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the Board of Directors, as holder of your proxy, will vote your shares for the substitute nominee unless you have withheld authority to vote for the nominee replaced.

How Will Abstentions Be Treated?

If you abstain from voting, your shares will still be included for purposes of determining whether a quorum is present. Because directors will be elected by a plurality of the votes cast, abstaining is not offered as a voting option for the election of directors. An abstention on the advisory (say on pay) vote or on the ratification of the appointment of BKD, LLP will not be counted as a vote cast and will have no effect on the item. An abstention on approval to amend the articles of incorporation will have the same effect as a vote “against” the proposal.

How Will Broker Non-Votes Be Treated?

Shares treated as broker non-votes on one or more items will be included for purposes of calculating the presence of a quorum but will not be counted as votes cast.

Proxy Solicitation Costs

We will pay the cost of soliciting proxies. In addition to this mailing, our directors, officers and employees may also solicit proxies personally, electronically or by telephone. We will also reimburse brokers and other nominees for their expenses in sending these materials to you and obtaining your voting instructions.

STOCK OWNERSHIP OF SOUTHERN MISSOURI BANCORP COMMON STOCK

Stock Ownership of Significant Stockholders, Directors and Executive Officers

The following table sets forth, as of the September 8, 2014, voting record date, information regarding share ownership of:

•
those persons or entities (or groups of affiliated person or entities) known by management to beneficially own more than five percent of Southern Missouri Bancorp common stock other than directors and executive officers;

•	each director and director nominee of Southern Missouri Bancorp, Inc.;

•	each executive officer of Southern Missouri Bancorp named in the Summary Compensation Table appearing under “Executive Compensation” below; and

•	all current directors and executive officers of Southern Missouri Bancorp as a group.

The address of each of the beneficial owners, except where otherwise indicated, is the same address as Southern Missouri Bancorp. An asterisk (*) in the table indicates that an individual beneficially owns less than one percent of the outstanding common stock of Southern Missouri Bancorp. As of September 8, 2014, there were 3,686,333 shares of Company common stock issued and outstanding.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”). In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to outstanding options that are exercisable as of or within 60 days after September 8, 2014, are included in the number of shares beneficially owned by the person and are deemed outstanding for the purpose of calculating the person’s percentage ownership. These shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

Beneficial Owners	Number of Shares Beneficially Owned(1)	Percent of Common Stock Outstanding (%)
Beneficial Owners of More Than 5% Other than Directors and Named Executive Officers
Southern Bank 401(k) Retirement Plan(2) 531 Vine Street, Poplar Bluff, MO 63901	218,697	5.93
Donald R. Crandell(3) 1815 Zehm Street, Poplar Bluff, MO 63901	184,979	5.02
Wellington Management Co., LLP(4) 280 Congress Street, Boston, MA 02210	250,000	6.78
Endicott Opportunity Partners III, L.P. (5) 360 Madison Ave, 21st Floor, New York, NY 10017	220,451	5.98
Sandler O’Neill Asset Management, LLC(6) 150 East 52nd Street, 30th Floor, New York, NY 10022	220,400	5.98
Directors and Named Executive Officers
Greg A. Steffens, Director and President(7)	148,773	4.04
Samuel H. Smith, Director and Chairman	84,054	2.28
Ronnie D. Black, Director and Secretary	24,685	*
L. Douglas Bagby, Director	17,201	*
Sammy A. Schalk, Director(8)	49,549	1.34
Rebecca M. Brooks, Director	14,250	*
Charles R. Love, Director	12,950	*
Charles R. Moffitt, Director	10,500	*
Dennis C. Robison, Director	15,985	*
David J. Tooley, Director	20,000	*
Todd E. Hensley, Director	268,020	7.27
Kimberly A. Capps, Chief Operations Officer(7)	47,439	1.29
William D. Hribovsek, Chief Lending Officer(7)	36,905	1.00
Matthew T. Funke, Chief Financial Officer(7)	21,190	*
Lora L. Daves, Chief Credit Officer(7)	10,811	*
Directors and executive officers of Southern Missouri Bancorp, Inc. and Southern Bank as a group (15 persons)(8)	782,312	21.00
____________________
(1)
Except as otherwise noted in these footnotes, the nature of beneficial ownership for shares reported in this table is sole voting and investment power. Included in the shares beneficially owned by the directors and named executive officers are options to purchase shares of Southern Missouri Bancorp common stock exercisable within 60 days of September 8, 2014, as follows: Ms. Brooks – 5,000 shares; Mr. Love – 5,000 shares; Mr. Moffitt – 5,000 shares; Mr. Robison – 5,000 shares; Mr. Tooley – 3,000 shares; Ms. Capps – 4,000 shares; Mr. Hribovsek – 4,000 shares; Mr. Funke –4,000 shares; Ms. Daves – 4,000 shares.

(2)
Represents shares held by the 401(k) Plan. All of the shares have been allocated to accounts of participants. Pursuant to the terms of the 401(k) Plan, each 401(k) Plan participant has the right to direct the voting of shares of Southern Missouri Bancorp common stock allocated to his or her account.

(3)	Based on information provided by Donald R. Crandell as of September 8, 2014.
(4)	Represents shares held by Wellington Management Co. L.L.P. in its capacity as an investment advisor. Wellington Management Co. filed a Schedule 13G with the SEC on February 14, 2012.
(5)	Represents shares owned by Endicott Opportunity Partners III, L.L.P. and their affiliated entities (“Endicott”). Endicott filed a 13G with the SEC on February 14, 2013.
(6)	Represents shares owned by Sandler O’Neill Asset Management LLC on behalf of their clients. Sandler O’Neill filed a 13G/A with the SEC on February 12, 2014.
(7)
Includes 18,573 shares held by Mr. Steffens’ account, 17,792 shares held by Ms. Capps’ account, 12,905 shares held by Mr. Hribovsek’s account, 4,190 shares held by Mr. Funke’s account, and 1,804 shares held by Ms. Daves’ account under the Southern Bank 401(k) Retirement Plan.

(8)
Includes shares held directly, as well as shares held jointly with family members, shares held in retirement accounts, held in a fiduciary capacity, held by certain of the group members’ families, or held by trusts of which the group member is a trustee or substantial beneficiary, with respect to which shares the group member may be deemed to have sole or shared voting and/or investment powers. This amount also includes options that are exercisable as of or within 60 days after September 8, 2014, to purchase 39,000 shares of Southern Missouri Bancorp common stock granted to directors and executive officers.

*	Less than 1% ownership.

PROPOSAL I -- ELECTION OF DIRECTORS

Our Board of Directors currently consists of eleven members. Approximately one-third of the directors are elected annually to serve for a three-year period or until their respective successors are elected and qualified. Todd E. Hensley became a director on August 5, 2014, effective with the completion of Southern Missouri’s merger with Peoples Service Company and Peoples Banking Company. Mr. Hensley is among the class of directors to serve until the 2015 annual meeting. Mr. Samuel Smith, also a director in the 2015 class has indicated that he intends to resign as director once his current term is completed.

The table below sets forth information regarding each director of Southern Missouri Bancorp and each nominee for director, including his or her age, position on the board and term of office. The Nominating Committee of the Board of Directors recommends individuals to be nominated by the Board of Directors for election as directors. All of our nominees currently serve as Southern Missouri Bancorp directors. Each nominee has consented to being named in this proxy statement and has agreed to serve if elected. If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority. At this time, we are not aware of any reason why a nominee might be unable to serve if elected. Except as disclosed in this proxy statement, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected. All of the Company’s directors also serve as directors of the Bank. The Board of Directors recommends you vote “FOR” each of the director nominees.

Name	Age(1)	Position(s) Held with Southern Missouri Bancorp, Inc. and Southern Bank	Director Since(2)	Term to Expire

Director Nominees
Ronnie D. Black	66	Director and Secretary	1997	2017
Rebecca M. Brooks	58	Director	2004	2017
Dennis C. Robison	60	Director	2008	2017

Directors Continuing in Office
Greg A. Steffens	47	President, Chief Executive Officer and Director	2000	2015
Samuel H. Smith	76	Director	1988	2015
L. Douglas Bagby	64	Director	1997	2015
David J. Tooley	65	Director	2011	2015
Todd E. Hensley	47	Director	2014	2015
Sammy A. Schalk	65	Director	2000	2016
Charles R. Love	63	Director	2004	2016
Charles R. Moffitt	70	Director	2004	2016
_________________________________
(1)	At June 30, 2014.
(2)	Includes service as a director of Southern Bank.

Business Experience and Qualifications of Directors and Director Nominees

The Board believes that the many years of service that our directors have at the Company, the Bank or at other financial institutions is one of their most important qualifications for service on our Board. This service has given them extensive knowledge of the banking business and the Company. Furthermore, their service on Board committees here or at other institutions, especially in areas of audit, compliance and compensation is critical to their ability to oversee the management of the Bank by our executive officers. Service on the Board by our president is critical to aiding the outside directors’ understanding of the complicated issues that are common in the banking business. Each outside director brings special skills, experience and expertise to the Board as a result of their other business activities and associations. The business experience for at least the past five years and the experience, qualifications, attributes, skills and areas of expertise of each director that further supports his or her service as a director are set forth below.

Ronnie D. Black. Mr. Black is currently the Secretary of Southern Missouri Bancorp, Inc. Mr. Black served as Executive Director of the General Association of General Baptists, from 1997 until his retirement in 2010; he continues to serve as a consultant for the association and for Jim Hill Consultants, a firm specializing in stewardship campaigns for religious organizations. Previously, Mr. Black served as Director of Stewardship for the association and as Director of the General Baptist Foundation. Mr. Black served 13 years on the Poplar Bluff City Council, including service as the city’s mayor. Mr. Black provides valuable contacts to the Company in area non-profit and religious organizations.

Rebecca M. Brooks. Ms. Brooks is the financial operations manager for McLane Transport, Inc. She has held that position since 1997. In that capacity, her duties include financial statement preparation and analysis, budgeting, oversight of the firm’s payroll, payables, and receivables functions, and tax management. She was previously employed in healthcare administration and served as President of a small hospital employee credit union. That institution merged with Maxwell-Gunter Federal Credit Union, where she served on the board of directors for five years. Ms. Brooks provides expertise to the Board of Directors in the evaluation of transportation and other service industry borrowers. Having worked with credit unions provides Ms. Brooks a background for understanding consumer credit and regulatory oversight of financial institutions.

Dennis C. Robison. Mr. Robison is a farmer in Butler and Ripley counties in Missouri. He primarily raises soybeans, rice, wheat, and corn. He served on the board of Riceland Foods from 1994 to 2006. As managing partner of two farming operations, his responsibilities have included budgeting, financing, tax planning, and resource and personnel management. His experience as a farmer provides an ability to understand the operations of the Company’s agricultural borrowers, and his experience managing successful farming operations provides insight into general management issues of the Company.

Greg A. Steffens. Mr. Steffens has served as President of Southern Missouri Bancorp since October 2000 and as Chief Executive Officer since 2003. Prior to being elected President, Mr. Steffens served as Chief Financial Officer of Southern Missouri Bancorp, and President and Chief Executive Officer of Southern Bank. Previously, Mr. Steffens was the Chief Financial Officer of Sho-Me Financial Corp. for four years, and before that, Mr. Steffens was employed as a bank examiner with the Office of Thrift Supervision. As President, Mr. Steffens brings a special knowledge of the financial, economic and regulatory challenges the Company faces and is well-suited to educate the Board on these matters.

Samuel H. Smith. Mr. Smith is currently Chairman of the Board of Directors of Southern Missouri Bancorp. He is a retired engineer, and a former majority stockholder of S.H. Smith and Company, Inc., an engineering consulting firm in Poplar Bluff, Missouri. His experience as an engineer provides valuable perspective regarding commercial real estate and development lending, and his knowledge of public works projects provides information regarding general economic activity in the region. His experience managing a successful business provides insight into general management issues of the Company.

L. Douglas Bagby. Mr. Bagby served as the City Manager of Poplar Bluff from September 2003 until his retirement in June 2014. Previously, he was employed for 14 years as the General Manager of Poplar Bluff Municipal Utilities and had served two earlier years as the Poplar Bluff City Manager. Mr. Bagby served six years on the Poplar Bluff R-1 school board. He is currently Chairman of the Board of Directors of Southern Bank, and Vice Chairman of Southern Missouri Bancorp. His background provides expertise in providing deposit services and credit to public units, both directly and through the securities markets.

David J. Tooley. Mr. Tooley assisted in the staffing and opening of what began as a Loan Production Office and is now a full-service branch for Southern Bank in Springfield, Missouri from September 2010 through October 2011. He previously was President, CEO and a Director of Metropolitan National Bank (MNB) in Springfield serving from February, 2001 until his retirement on March 31, 2010. Prior to MNB, he worked at First Savings Bank (FSB) of Mt. Vernon, Missouri. He started at FSB in January 1975 and was employed there until December 31, 1997. He co-managed FSB and also served on the Board of Directors. FSB was converted to a publicly traded company in 1993 and subsequently was purchased by Union Planters Bank of Memphis, Tennessee in 1997. (Union Planters Bank was later merged into Regions Bank.) He also served on the community bank board of Union Planters after the merger until his employment at MNB. He has over thirty-five years of management experience at banking institutions.

Todd E. Hensley. Mr. Hensley was formerly Chairman, President, and CEO of Peoples Service Company and its subsidiary, Peoples Banking Company prior to their acquisition by the Company on August 5, 2014. He also served as Chairman of the Board of Directors of the subsidiary bank, Peoples Bank of the Ozarks. Prior to that, he served as Compliance Officer and General Counsel and also had broad responsibilities for the operations of Peoples Banking Company and its subsidiaries. He remains an attorney licensed to practice in Missouri and Illinois. He has been involved in the banking industry for over 20 years.

Sammy A. Schalk. Mr. Schalk is the President and principal owner of Gamblin Lumber Company. Mr. Schalk serves on the advisory committee for the Industrial Technology Department of a local junior college, and is a member of the City of Poplar Bluff’s municipal utilities advisory board. He is Vice Chairman of Southern Bank. Mr. Schalk’s experience in the building trades industry provides expertise into the evaluation of commercial and residential real estate lending issues. His experience managing a successful business provides insight into general management issues of the Company.

Charles R. Love. Mr. Love is a certified public accountant and partner with the accounting firm of Kraft, Miles & Tatum, LLC. Mr. Love has been an accountant with Kraft, Miles & Tatum, LLC since 1988. Mr. Love has over 41 years of experience in public accounting, including conducting audits and preparing financial statements and tax returns. He brings important technical and financial expertise to the Board, including the ability to understand and explain financial statements and tax returns of borrowers. His varied practice provides a knowledge base regarding the area’s economic performance.

Charles R. Moffitt. Mr. Moffitt is the managing partner of Morse Harwell Jiles Insurance Agency located in Poplar Bluff. He has held that position since 1999. Mr. Moffitt was previously employed as an insurance producer and manager, and before that as an educator. Mr. Moffitt provides risk management expertise to the Board. His experience managing a successful business provides insight into general management issues of the Company.

Board of Directors’ Meetings and Committees and Corporate Governance Matters

Board Meetings, Independence and Ethics Code

Meetings of the Company’s Board of Directors are generally held on a monthly basis. The Company’s Board of Directors held twelve regular meetings and eight special meetings during the fiscal year ended June 30, 2014. All directors of the Company attended at least 75 percent of the aggregate of the total number of Board meetings. The Company’s policy is for all directors to attend its annual meeting of stockholders, and all directors attended last year’s annual meeting, with the exception of Director Tooley.

The Board has determined that Directors Smith, Black, Bagby, Schalk, Brooks, Love, Moffitt, and Robison, constituting a majority of the Board members, are “independent directors,” as that term is defined in the Nasdaq listing standards. Among other things, when making this determination, the Board considers each director’s current or previous employment relationships and material transactions or relationships with the Company or the Bank, members of their immediate family and entities in which the director has a significant interest. The purpose of this review is to determine whether any relationships or transactions exist or have occurred that are inconsistent with a determination that the director is independent. Among other matters, in reaching its determination on independence, the Board considered the fact that certain of the directors or their affiliates have borrowed money from the Bank. See “Business Relationships and Transactions with Executive Officers, Directors and Related Persons.”

Stockholders may communicate directly with the Board of Directors by sending written communications to Samuel H. Smith, Chairman, 531 Vine Street, Poplar Bluff, Missouri 63901.

The Board of Directors has adopted a Code of Business Conduct and Ethics that applies to all directors, officers and employees. You may obtain a copy of the Code free of charge by writing to the Corporate Secretary of the Company, 531 Vine Street, Poplar Bluff, Missouri 63901 or by calling (573) 778-1800. In addition, the Code of Business Conduct and Ethics has been filed with the SEC as Exhibit 14 to the Company’s Annual Report on Form 10-K for the year ended June 30, 2011 and is available on our investor relations website at investors.bankwithsouthern.com under “Corporate Overview/Corporate Governance.”

Board Leadership Structure and Risk Oversight

As noted above, the positions of Chairman of the Board and of President and Chief Executive Officer are held by separate persons. This has been the case since the Company was formed. The Board believes this structure is appropriate for the Company and the Bank because it creates a clear line between management by the executive management and oversight of management by the Board of Directors, led by the Chairman.

Board Committee Attendance and Charter

The Board of Directors of the Company has standing Audit, Compensation, and Nominating Committees. All members of these committees attended at least 75 percent of the total number of meetings held by the committees on which he or she served. The Board of Directors has adopted written charters for the Audit Committee, the Compensation Committee and the Nominating Committee. The charters for the Audit Committee, Compensation Committee and the Nominating Committee are available on our investor relations website at investors.bankwithsouthern.com at “Corporate Overview/Corporate Governance.” You also may obtain a copy of these committee charters free of charge by writing to the Corporate Secretary of the Company, 531 Vine Street, Poplar Bluff, Missouri 63901 or by calling (573) 778-1800.

Audit Committee

The Audit Committee is comprised of Directors Love (Chairman), Smith, Bagby, Black, Schalk, Moffitt, Brooks and Robison, all of whom are “independent directors” under the Nasdaq listing standards. The Board of Directors has determined that Director Love is an “audit committee financial expert” as defined in Item 407(e) of Regulation S-K of the Securities and Exchange Commission and that all of the Audit Committee members meet the independence and financial literacy requirements under the Nasdaq listing standards. The Audit Committee operates under a written charter adopted by the Company’s Board of Directors, a copy of which is available on our website, at www.bankwithsouthern.com, by following the link for “Investor Relations” and then “Corporate Governance.” In fiscal 2014, the Audit Committee met four times.

The Audit Committee is responsible for hiring, terminating and/or reappointing the Company’s independent auditor and for reviewing the annual audit prepared by our independent registered public accounting firm. The functions of the Audit Committee also include:

•	approving non-audit and audit services to be performed by the independent registered public accounting firm;

•	reviewing and approving all related party transactions for potential conflict of interest situations;

•	reviewing and assessing the adequacy of the Audit Committee Charter on an annual basis;

•	ensuring the existence of effective accounting and internal control systems; and

•	overseeing the entire audit function of the Company, both internal and independent.

Compensation Committee

The Compensation Committee is comprised of three independent directors, including Directors Brooks, Bagby and Robison. The Compensation Committee is responsible for:

•
determining compensation to be paid to the Company’s officers and employees, which are based on the recommendation of Mr. Steffens, except that compensation paid to Mr. Steffens is determined based on the recommendation of a majority of the independent directors, and Mr. Steffens is not present during voting or deliberations concerning his compensation; and

•	overseeing the administration of the employee benefit plans covering employees generally.

The Compensation Committee does not designate its authority to any one of its members or any other person, however, Mr. Steffens does make recommendations to the Committee for all compensation, except his own. This Committee also administers the Company’s Stock Option and Incentive Plan, Equity Incentive Plan, and the Management Recognition and Development Plan and reviews overall compensation policies for the Company. The Company’s Compensation Committee met one time during the fiscal year ended June 30, 2014.

Compensation Committee Interlocks and Insider Participation

None of the three members of the Compensation Committee are an officer, employee or former officer of the Company or the Bank. None of our executive officers serve as a member of the compensation committee of any other company that has an executive officer serving as a member of our Board of Directors or serve as a member of the board of directors of any other company that has an executive officer serving as a member of our Compensation Committee.

Nominating Committee

The Nominating Committee is composed of Directors Schalk (Chairman), Smith, and Bagby The committee is primarily responsible for selecting nominees for election to the Board. The Nominating Committee generally meets once per year to make nominations. The Nominating Committee will consider nominees recommended by stockholders in accordance with the procedures in the Company’s bylaws, but the Nominating Committee has not actively solicited such nominations. The Nominating Committee has the following responsibilities:

•	recommend to the Board the appropriate size of the Board and assist in identifying, interviewing and recruiting candidates for the Board;

•
recommend candidates (including incumbents) for election and appointment to the Board of Directors, subject to the provisions set forth in the Company’s articles of incorporation and bylaws relating to the nomination or appointment of directors, based on the following criteria: business experience, education, integrity and reputation, independence, conflicts of interest, diversity, age, number of other directorships and commitments (including charitable obligations), tenure on the Board, attendance at Board and committee meetings, stock ownership, specialized knowledge (such as an understanding of banking, accounting, marketing, finance, regulation and public policy) and a commitment to the Company’s communities and shared values, as well as overall experience in the context of the needs of the Board as a whole;

•	review nominations submitted by stockholders, which have been addressed to the Corporate Secretary, and which comply with the requirements of the Company’s articles of incorporation and bylaws;

•	consider and evaluate nominations from stockholders using the same criteria as all other nominations;

•	annually recommend to the Board committee assignments and committee chairs on all committees of the Board, and recommend committee members to fill vacancies on committees as necessary; and

•	perform any other duties or responsibilities expressly delegated to the Committee by the Board.

Nominations, other than those made by the Nominating Committee, must be made pursuant to timely notice in writing to the Corporate Secretary as set forth in the Company’s bylaws. In general, to be timely, a stockholder’s notice must be received by the Company not less than 90 days nor more than 20 days prior to the first anniversary of the preceding year’s annual meeting; however, if less than 100 days’ notice of the date of the scheduled annual meeting is given by the Company, the stockholder has until the close of business on the tenth day following the day on which notice of the date of the scheduled annual meeting was made. The stockholder’s notice must include certain other information set forth in the Company’s bylaws. This description is a summary of our nominating process. Any stockholder wishing to propose a director candidate to the Company should review and must comply in full with the procedures set forth in the Company’s articles of incorporation and bylaws and in Missouri law. During the fiscal year ended June 30, 2014, the Nominating Committee met on two occasions, once for the selection of director nominees and once with respect to committee assignments and the naming of officers.

COMPENSATION OF EXECUTIVE OFFICERS

Philosophy and Objectives of Compensation Program

The Compensation Committee has established a broad-based compensation program to address compensation for directors, executive officers and other employees. The overall goal of this compensation program is to help the Company and the Bank attract, motivate and retain talented and dedicated executives, orient its executives toward the achievement of business goals and link the compensation of its executives to the Company’s success. The Compensation Committee seeks to establish compensation levels that attract highly effective executives who work well as a team. Our overriding principles in setting types and amounts of compensation are:

•	Merit/Performance Based – Individual compensation is linked to the successful achievement of performance objectives.

•	Market Competition – Total compensation attracts, retains, and motivates our top performers at a competitive level in our market.

•
Shareholder Value – Compensation components that align the interests of key management, especially the named executive officers with those of our stockholders in furtherance of our goal to increase stockholder value.

The Company implements this philosophy by using a combination of cash and stock-based compensation, benefits and perquisites to attract and retain qualified persons to serve as executive officers of the Company and the Bank. Our compensation program seeks to reach an appropriate balance between base salary (to provide competitive fixed compensation), incentive opportunities in performance-based cash bonuses (to provide rewards for meeting performance goals) and equity compensation (to align our executives’ interests with our stockholders’ interests). Each executive officer of the Company also is an executive officer of the Bank. Executive officers are not compensated separately for their service to the Company. The Compensation Committee considers the significant amount of time and level of skill required to perform the required duties of each executive’s position, taking into account the complexity of our business as a regulated public company and financial institution.

The Company does not have a written cash bonus plan in place for executive officers. For fiscal 2013 and 2014, all executive officers received cash bonuses. In determining the amount of cash bonuses to award, the compensation committee and board of directors primarily consider the Company’s results in comparison to business plan targets for such measures as return on equity, earnings per share growth, net interest margin, noninterest income, and noninterest expense, as well as accomplishment of strategic objectives such as growth, entry to new markets, capitalization, and other factors.

The Company provides benefits, including health care benefits, to all employees to attract and retain highly effective executives and other employees with an opportunity to maintain a quality standard of living over time and to have access to health care. These benefits are administered consistently to all levels of the organization. All employees share in the cost of health benefits based on the coverage they select. Available health care benefits are commensurate with that available in our market area.

The Company provides perquisites designed to enhance the success of the Company. Executive officer education is provided at industry conferences, seminars and schools. Dues to country clubs, social clubs and service organizations are paid to encourage community involvement and build business relationships.

2014 Summary Compensation Table

The following table sets forth information concerning the compensation earned in fiscal year 2014 and 2013 by our executive officers of the Company. We will use the term “named executive officer” in this proxy statement to refer to these individuals.

Name and Principal Position	Fiscal Year	Salary	Bonus	Non-equity Incentive Plan Compensation		Options Awarded		Stock Awards		All Other Compensation(1)	Total

Greg A. Steffens	2014	$253,000	$41,025	$	---	$	---	$	---	$52,137	$346,162
President and Chief Executive Officer	2013	244,794	36,875		---		---		---	52,484	334,153

Matthew T. Funke	2014	149,077	24,225		---		---		---	22,743	196,045
Chief Financial Officer	2013	141,304	24,375		---		---		---	22,727	188,406

Kimberly A. Capps	2014	136,769	21,700		---		---		---	20,194	178,663
Chief Operations Officer	2013	133,183	21,000		---		---		---	21,579	175,762

William D. Hribovsek	2014	179,630	28,650		---		---		---	22,223	230,503
Chief Lending Officer	2013	173,381	25,500		---		---		---	22,385	221,266

Lora L. Daves	2014	129,846	20,600		---		---		---	18,475	168,921
Chief Credit Officer	2013	124,765	20,500		---		---		---	18,660	163,925
_____________
(1)
Includes matching and profit-sharing contributions made by the Company to the executives’ 401(k) accounts, payments made on the executives’ behalf under the group health insurance plan, and for Mr. Steffens, board fees. The 401(k) profit-sharing contribution for fiscal 2013 was based on fiscal 2013 compensation, and made during fiscal 2014. The 401(k) profit-sharing contribution for fiscal 2014 was based on fiscal 2014 compensation, and made during fiscal 2015. The amount does not include personal benefits or perquisites, because none exceeded $10,000 worth of such benefits, in the aggregate

Base Salary

We seek to establish salary compensation for our executive officers based on our company’s operating performance relative to comparable peer companies. Subject to an executive officer’s minimum base salary as established by contract (see “Employment Agreements”), in setting base salaries, the Compensation Committee typically reviews the recommendations of the President/CEO with respect to the other executive officers and discusses the relative qualifications, experience and responsibilities of the officers. The Compensation Committee also considers the salary information for executive officers of financial institutions which are comparable in size and performance to Southern Missouri Bancorp. It is our policy to pay our chief executive officer and other executive officers on a total compensation basis relative to the other members of our senior management team. We believe that this gives us the opportunity to attract and retain talented managerial employees both at the senior executive level and below.

Management Recognition and Development Plan, 2003 Stock Option and Incentive Plan, and 2008 Equity Incentive Plan

In 1994, stockholders approved the Management Recognition and Development Plan. In 2008, stockholders approved the 2008 Equity Incentive Plan. In 2003, stockholders approved the 2003 Stock Option and Incentive Plan. The Compensation Committee administers these long-term incentive stock plans, determines employee eligibility and grants share awards.

Management Recognition and Development Plan. The Management Recognition and Development Plan is a stock-based compensation plan designed to reward directors, officers and employees for service with a proprietary interest in the Company in a manner designed to encourage such individuals to remain with the Company. The Company reserved 71,416 shares for stock awards under this plan. Awards are discretionary and are based on an assessment of the participant’s position, years of service, and contribution to the success and growth of the Company. Stock awards under the plan generally have vested in equal installments over five years from the date of grant. Prior to the vesting of the shares, the recipient has voting and dividend rights and no transfer rights over the shares. All shares available have been awarded under this Plan.

2008 Equity Incentive Plan. The purpose of the 2008 Equity Incentive Plan is to promote the long-term success of the Company and increase stockholder value by attracting and retaining key employees and directors and encouraging directors and key employees to focus on long-range objectives. In addition, the plan is designed to further link the interests of directors, officers and employees with the interest of the Company’s stockholders. The Company reserved 66,000 shares of common stock for awards of restricted stock and restricted stock units under this plan. During fiscal 2014, there were 12,000 shares awarded under this plan.

2003 Stock Option and Incentive Plan. The purpose of the 2003 Stock Option and Incentive Plan is to promote the long-term success of the Company and increase stockholder value by attracting and retaining key employees and directors and encouraging directors and key employees to focus on long-range objectives. The Company reserved 100,000 shares for option awards under this plan, plus additional shares repurchased with the proceeds of options exercised or surrendered to pay an option exercise price. Option awards are discretionary and are based on an assessment of the participant’s position, years of service, and contribution to the success and growth of the Company. The plan provides for the award of incentive stock options to qualifying employees under the federal tax laws. Stock awards under the plan generally have vested in equal installments over five years from the date of grant and must be exercised within 10 years. The exercise price of options awarded always has been the fair market value of a share of the Company’s common stock on the date of grant. In fiscal 2014, there were no shares awarded, and none forfeited, under this plan. As of June 30, 2014 there were 62,644 shares remaining available for future awards under the 2003 Stock Option Plan which include 6,500 shares remaining available under the 100,000 shares authorization and an additional 56,144 shares that became available as a result of stock repurchases by the Company since the adoption of the 2003 Stock Option Plan. See “Potential Termination and Change in Control Payments” for benefits under the plan upon termination without cause or a change in control.

Outstanding Equity Awards at June 30, 2014

The following table sets forth for the named executive officer information concerning stock options, restricted stock and other equity incentive plan awards held at June 30, 2014.

	Securities Underlying Options				Restricted Stock not Vested
	Number	Number	Exercise		# of Shares	Market Value of
	Exercisable	Unexercisable	Price	Expiration	or Units	Shares or Units(1)

Greg A. Steffens	---	---	n/a	n/a	3,600	$128,484

Matthew T. Funke	4,000	1,000	$12.75	1/19/2010	2,400	85,656

Kimberly A. Capps	4,000	1,000	12.75	1/19/2010	2,400	85,656

William D. Hribovsek	4,000	1,000	12.75	1/19/2010	2,400	85,656

Lora L. Daves	4,000	1,000	12.75	1/19/2010	2,400	85,656
________________________
(1)	Value for fiscal year 2014 is based on the $35.69 closing price of a share of the Company’s common stock on the last trading day of fiscal 2014.

Employment Agreement. Mr. Steffens has entered into a one-year employment agreement with the Bank. Under this employment agreement, Mr. Steffens is entitled to continued payment of his salary and benefits subsequent to an involuntary termination or a termination in connection with a change in control of the Bank or the Company.

Under the agreement, an involuntary termination is a termination without cause or a constructive termination. A termination is deemed to be for cause if it is based on personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of law, regulation, regulatory order or the employment agreement. In addition, a termination required under the federal banking laws is treated as a termination for cause.

Under the employment agreement, a change in control is deemed to have occurred if: (i) there is a change in control under regulations of the Federal Reserve; (ii) the event would have to be reported on a Form 8-K; (iii) a person acquires beneficial ownership of at least 20% of the Company’s securities; (iv) a majority of the board is no longer the current members or chosen by the current members; or (v) any reorganization, acquisition or sale of substantial assets in which the Company or Bank is not the resulting entity. If Mr. Steffens’s employment is terminated or constructively terminated under the guidelines described in the previous paragraph in connection with or within 12 months of a change of control, the Bank would be required to pay to Mr. Steffens in a lump sum 299% of his Section 280G base amount (which is Mr. Steffens’s average annual W-2 compensation during the five full calendar year periods prior to the effective date of the termination) and continue to provide health benefits for the remainder of the term of the agreement.

The following table summarizes the additional or accelerated payments, benefits or vesting for Mr. Steffens in the event of that person’s termination by the Bank without cause, a constructive termination or a termination in connection with a change in control of the Company or the Bank, assuming it had occurred on June 30, 2014.

Name	Name of Compensation Component or Plan	Termination Without Cause or Constructive Termination		Change-in- Control With No Termination			Termination in Connection With or Following a Change in Control

Greg A. Steffens	Employment Agreement(1)	$261,317	(2)	$	---		$762,050	(3)
	2008 Equity Incentive Plan				128,484	(4)	128,484	(4)
	2003 Stock Option Plan				---		---

Matthew T. Funke	2008 Equity Incentive Plan				85,656	(4)	85,656	(4)
	2003 Stock Option Plan				22,940	(5)	22,940	(5)

Kimberly A. Capps	2008 Equity Incentive Plan				85,656	(4)	85,656	(4)
	2003 Stock Option Plan				22,940	(5)	22,940	(5)

William D. Hribovsek	2008 Equity Incentive Plan				85,656	(4)	85,656	(4)
	2003 Stock Option Plan				22,940	(5)	22,940	(5)

Lora L. Daves	2008 Equity Incentive Plan				85,656	(4)	85,656	(4)
	2003 Stock Option Plan				22,940	(5)	22,940	(5)
__________________
(1)	Presumes that employment agreement has a full one-year term on June 30, 2014, termination date and that the payout is based on 2014 compensation levels.
(2)	Represents average of Mr. Steffens’ 2014 and 2013 base salary of $253,500 plus $7,817 for health benefits. These amounts would be paid out over the one year term.
(3)	Represents 299% of Mr. Steffens’ Section 280G base amount as of the termination date, in a lump sum, a portion of which may be applied towards health related benefits over three years.
(4)
Amount represents the value of the executive’s unvested shares of restricted stock based on the $35.69 closing price of a share of the Company’s stock as of the last trading day of fiscal 2014, which shares would no longer be restricted.

(5)
Options awarded to Mr. Funke, Ms. Capps, Mr. Hribovsek, and Ms. Daves, but unvested as of June 30, 2014, are valued at the $35.69 closing stock price of a share of the Company’s stock as of the last trading day of fiscal 2014.

COMPENSATION OF DIRECTORS

The Company uses a combination of cash and stock-based compensation to attract and retain qualified persons to serve as non-employee directors of the Company and the Bank. Each director of the Company also is a director of the Bank. Directors are compensated $900 per month for their service on the Company’s Board of Directors. In setting director compensation, the Board of Directors considers the significant amount of time and level of skill required for service on the Boards of the Company and the Bank, particularly due to the duties imposed on directors of public companies and financial institutions. The types and levels of director compensation are annually reviewed and set by the Compensation Committee and ratified by the full Board of Directors.

For the fiscal year ended June 30, 2014, each director received a monthly fee of $1,100 for serving on the Bank’s Board of Directors.

Director Compensation Table for 2014

The following table provides compensation information for each member of our board of directors during the year ended June 30, 2014 (except for Mr. Steffens whose compensation is reported as a named executive officer). No option or restricted stock awards were granted in fiscal 2014. No information is provided for Todd E. Hensley as he was not a director during the 2014 fiscal year.

Name	Fees Earned or Paid in Cash	Option Awards(1)		Stock Awards(2)		Change in Pension Value and Non Qualified Deferred Compensation Earnings	Total

Sammy A. Schalk	$24,000	$	---	$	---	$1,790	$25,790
Charles R. Love	24,000		---		---	1,932	25,932
Charles R. Moffitt	24,000		---		---	2,034	26,034
Ronnie D. Black	24,000		---		---	5,134	29,134
Dennis C. Robinson	24,000		---		---	2,282	26,282
Rebecca M. Brooks	24,000		---		---	1,959	25,959
Samuel H. Smith	24,000		---		---	4,000	28,000
L. Douglas Bagby	24,000		---		---	5,074	29,074
David J. Tooley	24,000		---		---	3,517	27,517
________________
(1)	Mr. Love, Mr. Moffitt, Ms. Brooks, and Mr. Robison each hold exercisable options to purchase 5,000 shares. Mr. Tooley holds options to purchase 5,000 shares, 2,000 of which are currently exercisable.
(2)	Each of the directors has been awarded 2,000 shares of restricted stock granted under the 2008 Equity Incentive Plan; the award vests in equal annual installments of 20% beginning June 30, 2013.

Directors’ Retirement Agreements

Southern Bank has entered into individual retirement agreements with each of its directors. These agreements were entered into in recognition of the directors’ past service to the Bank and to ensure their continued service on the Board. Each agreement provides that, following a director’s termination of service on the Board on or after age 60, other than termination for cause, the director will receive five annual payments equal to the product of the cash fees paid to the director during the calendar year preceding his retirement and the director’s vested percentage. The vested percentage is determined as follows: 50% after five years of service, 75% after 10 years of service, and 100% after 15 years of service. The benefits payable under the director’s retirement agreements are unfunded and unsecured obligations of Southern Bank payable solely out of the general assets of Southern Bank.

Tax Considerations

Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a tax deduction for compensation in excess of $1 million paid to our chief executive officer and next three most highly compensated employees. Qualifying performance-based compensation will not be subject to the deduction limitation if certain requirements are met. The Compensation Committee reviews and considers the potential consequences of Section 162(m) to the Company. The Company reserves the right to use our judgment to authorize compensation to any employee that does not comply with the Section 162(m) exemptions for compensation we believe is appropriate.

Section 280G of the Internal Revenue Code provides that severance payments triggered by a change in control, which equal or exceed three times the individual’s base amount are deemed to be “excess parachute payments.” Individuals receiving parachute payments in excess of three times their base amount are subject to a 20% excise tax on the amount of the excess payments. If excess parachute payments are made, the Company and the Bank would not be entitled to deduct the amount of the excess payments. Mr. Steffens’s employment agreement provides that severance and other payments that are subject to a change in control will be reduced as much as necessary to ensure that no amounts payable to the executive will be considered excess parachute payments.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires Southern Missouri Bancorp’s directors and executive officers, and persons who own more than 10% of Southern Missouri Bancorp’s common stock to report their initial ownership of Southern Missouri Bancorp’s common stock and any subsequent changes in that ownership to the SEC. Specific due dates for these reports have been established by the SEC and Southern Missouri Bancorp is required to disclose in this proxy statement any late filings or failures to file.

Southern Missouri Bancorp believes, based solely on a review of the copies of reports furnished to us and written representations relative to the filing of certain forms, that reports covering transactions that occurred during the fiscal year ended June 30, 2014, were filed timely, with the exception of two forms. One late form was filed by Officer Capps covering 340 shares, and one late form was filed by Officer Hribovsek covering 500 shares. All other Section 16(a) filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners were complied with.

Business Relationships and Transactions with Executive Officers, Directors and Related Persons

The Company and the Bank may engage in a transaction or series of transactions with our directors, executive officers and certain persons related to them. Except for loans by the Bank, which are governed by a separate policy, these transactions that qualify as “related party” transactions under applicable regulations of the Securities and Exchange Commission are subject to the review and approval of the Audit Committee and ratification by the Board of Directors. All other transactions with executive officers, directors and related persons are approved by the Board of Directors. There was one transaction of this nature during 2014, the amount of which exceeded $120,000. Ms. Capps’ spouse was a member in a limited liability company that owned an interest in property acquired by the Company on January 3, 2014. His interest in the LLC’s share of the sale of the property was valued at approximately $150,000. The sale price of the property was negotiated at arms-length.

The Bank has a written policy of granting loans to officers and directors, which fully complies with all applicable federal regulations. Loans to directors and executive officers are made in the ordinary course of business and on substantially the same terms and conditions, including interest rates and collateral, as those of comparable transactions with non-insiders prevailing at the time, in accordance with the Bank’s underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features. These loans to directors and executive officers are not made at preferential rates; however, certain Bank closing fees are waived. No director, executive officer or any of their affiliates had outstanding indebtedness to the Bank at below market interest rates since June 30, 2014. Loans to all directors and executive officers and their associates totaled approximately $10.1 million at June 30, 2014, which was approximately 9.1% of the Company’s consolidated stockholders’ equity at that date. All loans to directors and executive officers were performing in accordance with their terms at June 30, 2014.

PROPOSAL II -- ADVISORY (NON-BINDING)
VOTE ON EXECUTIVE COMPENSATION

We are not legally required to include in this proxy statement an advisory vote on executive compensation, but have elected to do so in order to give shareholders an opportunity to indicate whether or not they endorse the compensation paid to our executives, as disclosed in this proxy statement. The proposal will be presented at the annual meeting as a resolution in substantially the following form:

RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in the Company’s proxy statement for the annual meeting pursuant to Item 402(m) through (q) of Regulation S-K, including the compensation tables and narrative discussion, is hereby approved.

This vote will not be binding on the Company’s Board of Directors. Nor will it affect any compensation paid or awarded to any executive. The Compensation Committee and the Board may, however, take into account the outcome of the vote when considering future executive compensation arrangements.

As disclosed in more detail under “Proposal I - Election of Directors-Compensation of Executive Officers,” the Compensation Committee has a very deliberate and thoughtful process for establishing a broad-based compensation program for our executives. The overall goal of this compensation program is to help the Company and the Bank attract, motivate and retain talented and dedicated executives, orient its executives toward the achievement of business goals, and link the compensation of its executives to the Company’s success. Executive compensation determinations are a complex and demanding process. The Compensation Committee exercises great care and discipline in its analysis and decision-making and recognizes our shareholders’ interest in executive compensation practices. The Compensation Committee seeks to establish compensation levels that attract highly effective executives who work well as a team and that are aligned with our corporate values to conduct our business with character, compassion, class and competition. A primary focus of our compensation program is to compensate actual performance, using realistic incentive thresholds while not exposing the Company to imprudent levels of risk.

The Board of Directors believes that our executive compensation program comports with the objectives described above and therefore recommends that shareholders vote “FOR” this proposal.

PROPOSAL III -- APPROVAL OF AN AMENDMENT TO THE
ARTICLES OF INCORPORATION OF
SOUTHERN MISSOURI BANCORP, INC. TO INCREASE
THE NUMBER OF AUTHORIZED SHARES

On July 15, 2014, the Board of Directors of Southern Missouri Bancorp approved an amendment to Southern Missouri’s articles of incorporation, subject to approval of the amendment by Southern Missouri shareholders at the Annual Meeting, which would increase the number of authorized shares of Southern Missouri common stock from 8,000,000 to 10,000,000. The proposed amendment is discussed below.

As of the date of this proxy statement, there were 3,686,333 shares of Southern Missouri common stock issued and outstanding. Since 2011, the Company has issued additional shares in connection with a capital raise in which 1.15 million additional shares were issued and in connection with the acquisition of Peoples Service Company and Peoples Banking Company in which an additional 346,000 shares were issued  As a result, the number of shares available for issuance in future transactions has been reduced.  The proposed articles of incorporation amendments would give Southern Missouri greater flexibility in its financial affairs by making an additional 2.0 million shares of common stock available for issuance in such transactions and at such other times as the Southern Missouri’s Board of Directors considers appropriate, whether as stock splits or dividends, in public or private offerings, in connection with mergers and acquisitions, in connection with capital raising transactions or otherwise. Southern Missouri’s shareholders may or may not be given the opportunity to vote on such a transaction, depending on the nature of the transaction, applicable laws and regulations and the judgment of Southern Missouri’s Board of Directors regarding the submission of such transaction to a vote of shareholders. As of the date of this proxy statement, Southern Missouri has no plans, understandings or agreements for the issuance or use of the proposed additional shares of common stock.

The additional shares of common stock authorized for issuance would have all of the rights and privileges which the presently outstanding shares of Southern Missouri common stock possess; the increase in authorized shares would not affect the terms, or rights of holders, of existing shares of common stock. Holders of Southern Missouri common stock have no preemptive or conversion rights and are not subject to further calls or assessments by Southern Missouri. Because Southern Missouri shareholders do not have preemptive rights, the interests of existing shareholders may be diluted by any issuance of the proposed additional shares of common stock.

It is possible that additional shares of common stock could be issued for the purpose of making an acquisition by an unwanted suitor of a controlling interest in Southern Missouri more difficult, time-consuming or costly or to otherwise discourage an attempt to acquire control of Southern Missouri. Such authorized and unissued shares could be used to create voting or other impediments or to frustrate a person or other entity seeking to obtain control of Southern Missouri by means of a merger, tender offer, proxy contest or other means. For instance, such shares could be privately placed with purchasers who might cooperate with Southern Missouri’s Board of Directors in opposing an attempt by a third party to gain control of Southern Missouri by voting such shares against the transaction with the third party or could be used to dilute the stock ownership or voting rights of a person or entity seeking to obtain control of Southern Missouri. Although Southern Missouri’s Board of Directors does not currently anticipate issuing additional shares of common stock for the purpose of preventing an unsolicited takeover of Southern Missouri, and believes that such a transaction is unlikely to occur in the foreseeable future, Southern Missouri’s Board of Directors reserves its right, consistent with its fiduciary duties, to issue shares for such a purpose.

Text of Proposed Amendment

The proposed amendment would revise Section 3.1(a) of Southern Missouri’s articles of incorporation to read as follows:

“3.1  The Corporation shall have the authority to issue the following shares:  (a) ten million (10,000,000) shares shall be voting common stock with a par value of $0.01 per share (“Common Stock”)”

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The following Report of the Audit Committee of the Board of Directors shall not be deemed to be soliciting material or to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent Southern Missouri Bancorp, Inc. specifically incorporates this Report therein, and shall not otherwise be deemed filed under such Acts.

The Audit Committee, established under Section 3(a)(58)(A) of the Securities Exchange of 1934 operates under a written charter adopted by the full Board of Directors. In fulfilling its oversight responsibility of reviewing the services performed by Southern Missouri’s independent auditors, the Audit Committee, composed of the undersigned directors, each of whom is independent as defined under Nasdaq’s listing standards, carefully reviews the policies and procedures for the engagement of the independent auditors. The Audit Committee also discussed with Southern Missouri’s independent auditors the overall scope and plans for the audit. The Audit Committee met with the independent auditors to discuss the results of its audit, the evaluation of Southern Missouri’s internal controls, and the overall quality of Southern Missouri’s financial reporting.

Prior to engaging the independent registered public accounting firm to render an audit or permissible non-audit service, the Audit Committee specifically approved the engagement of the independent registered public accounting firm to render that service. Accordingly, the Company does not engage the independent registered public accounting firm to render audit or permissible non-audit services pursuant to pre-approval policies or procedures or otherwise, unless the engagement to provide such services has been approved by the Audit Committee in advance. As such, the engagement of BKD, LLP, to render 100% of the services described in the categories above was approved by the Audit Committee in advance of the rendering of those services. We also reviewed and discussed with BKD, LLP the fees paid to the firm. These fees are described under “Independent Registered Public Accounting Firm” below.

The Audit Committee received and reviewed the report of BKD, LLP, regarding the results of their audit of the Company’s 2014 financial statements. We also reviewed and discussed the audited financial statements with Company management.

Southern Missouri’s Chief Executive Officer and Chief Financial Officer also reviewed with the Audit Committee the certifications that each such officer will file with the SEC pursuant to the requirements of Sections 302 and 906 of the Sarbanes-Oxley Act of 2002. Management also reviewed with the Audit Committee the policies and procedures it has adopted to ensure the accuracy of such certifications.

•	The Audit Committee has reviewed and discussed with the Company’s management the Company’s fiscal 2014 audited financial statements;

•
The Audit Committee has discussed with the Company’s independent auditors (BKD, LLP) the matters required to be discussed by Statement on Auditing Standards No. 61 and requirements of the Securities and Exchange Commission;

•
The Audit Committee has received the written disclosures and letter from the independent auditors required by Independence Standards Board No. 1 (which relates to the auditors’ independence from the Company and its related entities) and has discussed with the auditors their independence from the Company; and

•
Based on the review and discussions referred to in the three items above, the Audit Committee recommended to the Board of Directors that the fiscal 2014 audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2014.

Charles R. Love
Samuel H. Smith
L. Douglas Bagby
Ronnie D. Black
Sammy A. Schalk
Rebecca M. Brooks
Charles R. Moffitt
Dennis C. Robison

RELATIONSHIP WITH INDEPENDENT AUDITORS

During the fiscal year ended June 30, 2014, BKD, LLP provided various audit, audit-related and non-audit services to the Company as follows: (1) the audit of the Company’s fiscal 2012 annual financial statements and review of 2014 financial statements in the Company’s Quarterly Reports on Form 10-Q, and (2) tax services. Our Audit Committee has appointed BKD, LLP, as the independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending June 30, 2014. In making its determination to appoint BKD, LLP as the Company’s independent registered public accounting firm for the 2015 fiscal year, the Audit Committee considered whether the providing of services (and the aggregate fees billed for those services) by BKD, LLP, other than audit services, is compatible with maintaining the independence of the outside accountants. A representative of BKD, LLP, is expected to attend the meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

Audit Fees

For the fiscal years ended June 30, 2014 and 2013, BKD, LLP (“BKD”) provided various audit and audit-related services to the Company. Set forth below are the aggregate fees billed for these services:

(a) Audit Fees: Aggregate fees billed for professional services rendered for the audit of the Company’s annual financial statements: $111,000– 2014, $83,200 – 2013. Audit fees consist of fees related to the audit of the Company’s consolidated financial statements and internal control over financial reporting, review of the Company’s Form 10-K and related proxy statement and services normally provided by the independent auditor in connection with statutory and regulatory filings or engagements such as Forms S-1 and 8-K and related comfort letters.

(b) Audit Related Fees: Aggregate fees billed for professional services rendered related to reviews of financial statements included in the Company’s quarterly reports on Form -10-Q, audit of the Company’s 401(K) Retirement Plan, and consultation on accounting matters: $58,000– 2014, $45,700 – 2013.

The Audit Committee pre-approves all audit and permissible non-audit services to be provided by the independent auditors and the estimated fees for these services. None of the services provided by BKD described in items (a) and (b) above was approved by the Audit Committee pursuant to a waiver of the pre-approval requirements of the SEC’s rules and regulations. The Audit Committee may establish pre-approval policies and procedures, as permitted by applicable law and SEC regulations and consistent with its charter for the engagement of the independent auditors to render permissible non-audit services to the Corporation, provided that any pre-approvals delegated to one or more members of the committee are reported to the committee at its next scheduled meeting. At this time, the Audit Committee has not adopted any pre-approval policies.

PROPOSAL IV -- RATIFICATION OF THE APPOINTMENT
OF INDEPENDENT AUDITORS

The Audit Committee has appointed BKD as the independent public accounting firm to audit the Company’s financial statements for the fiscal year ending June 30, 2015. In making its determination to appoint BKD as the Company’s independent auditors for the 2015 fiscal year, the Audit Committee considered whether the providing of services (and the aggregate fees billed for those services) by BKD, other than audit services, is compatible with maintaining the independence of the outside accountants. Our shareholders are asked to ratify this appointment at the annual meeting. If the appointment of BKD is not ratified by the shareholders, the Audit Committee may appoint other independent auditors or may decide to maintain its appointment of BKD.

A representative of BKD is expected to attend the meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF BKD, LLP AS INDEPENDENT AUDITORS FOR THE COMPANY FOR THE FISCAL YEAR ENDING JUNE 30, 2015.

FINANCIAL STATEMENTS

Southern Missouri Bancorp’s annual report to shareholders, including financial statements, has been mailed to all shareholders of record as of the close of business on the record date. Any shareholder who has not received a copy of the annual report may obtain a copy by writing to the Secretary of Southern Missouri Bancorp. The annual report is not to be treated as part of the proxy solicitation material or as having been incorporated herein by reference.

SHAREHOLDER PROPOSALS

In order to be eligible for inclusion in Southern Missouri Bancorp’s proxy materials for next year’s annual meeting of shareholders, any shareholder proposal to take action at such meeting must be received at Southern Missouri Bancorp’s main office at 531 Vine Street, Poplar Bluff, Missouri, no later than May 25, 2015. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities and Exchange Act of 1934, as amended.

If a proposal does not meet the above requirements for inclusion in the Corporation’s proxy materials, but otherwise meets the Corporation’s eligibility requirements to be presented at the next annual meeting of shareholders, the persons named in the enclosed form of proxy and acting thereon will have the discretion to vote on any such proposal in accordance with their best judgment if the proposal is received at the Corporation’s main office no later than July 31, 2015 and no earlier than July 1, 2015.

OTHER MATTERS

We are not aware of any business to come before the annual meeting other than those matters described in this proxy statement. However, if any other matter should properly come before the meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

REVOCABLE PROXY

SOUTHERN MISSOURI BANCORP, INC.
ANNUAL MEETING OF SHAREHOLDERS

October 27, 2014

The undersigned hereby appoints the Board of Directors as the official Proxy Committee of the Board of Directors with full powers of substitution, as attorneys and proxies for the undersigned, to vote all shares of common stock of Southern Missouri Bancorp, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders ("Meeting"), to be held at the Greater Poplar Bluff Area Chamber of Commerce Building, 1111 West Pine Street, Poplar Bluff, Missouri, on Monday, October 27, 2014, at 9:00 a.m., local time, and at any and all adjournments thereof. The Board of Directors recommends a vote "FOR" the listed proposals.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted FOR each of the proposals set forth herein.

Should a director nominee be unable to serve as a director, an event that Southern Missouri Bancorp does not currently anticipate, the persons named in this proxy reserve the right, in their discretion, to vote for a substitute nominee designated by the Board of Directors.

		VOTE FOR	VOTE WITHHELD

1.	The election as directors of all nominees listed below (except as marked to the contrary below) for terms to expire as stated below:	□	□

Ronnie D. Black - Term to expire in 2017
Rebecca M. Brooks - Term to expire in 2017
Dennis C. Robison - Term to expire in 2017

Instructions: To vote for all nominees mark the box “FOR” with an “X”. To withhold your vote for an individual nominee mark the box “FOR” with an “X” and write the name of the nominee on the line provided below for whom you wish your vote withheld. To withhold your vote as to all nominees mark the box “VOTE WITHHELD” with an “X”.

______________________________________________________

VOTE
		VOTE FOR	AGAINST	ABSTAIN

2.	The advisory (non-binding) vote on our executive compensation as disclosed in the accompanying proxy statement.	□	□	□

VOTE
		VOTE FOR	AGAINST	ABSTAIN

3.	The approval of an amendment to the articles of incorporation of Southern Missouri Bancorp, Inc. to increase the number of authorized shares.	□	□	□

VOTE
		VOTE FOR	AGAINST	ABSTAIN

4.	The Ratification of the appointment of BKD, LLP as Southern Missouri Bancorp’s independent auditors for the fiscal year ending June 30, 2015.	□	□	□

5.	Such other matters that may properly come before the Meeting or any adjournments thereof.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

This proxy may be revoked at any time before it is voted by delivering to the Secretary of Southern Missouri Bancorp, on or before the taking of the vote at the annual meeting, a written notice of revocation bearing a later date than the proxy or a later dated proxy relating to the same shares of Southern Missouri Bancorp common stock, or by attending the annual meeting and voting in person. Attendance at the annual meeting will not in itself constitute the revocation of a proxy. If this proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

The undersigned acknowledges receipt from Southern Missouri Bancorp, Inc., prior to the execution of this Proxy, the Notice of Annual Meeting, a Proxy Statement dated on or about September 22, 2014 and Southern Missouri Bancorp, Inc.'s 2014 Annual Report to Shareholders.

Dated: _________________________, 2014

PRINT NAME OF SHAREHOLDER	PRINT NAME OF SHAREHOLDER

SIGNATURE OF SHAREHOLDER	SIGNATURE OF SHAREHOLDER

Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, only one signature is required.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.